Powering the Future | 1 Investor Meetings December 2020 POWERING GROWTH DELIVERING VALUE

Powering the Future | 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including on demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality, the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or discontinue power plant operations consistent with our corporate interests; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in Part II, Item 1A in of the Pinnacle West/APS Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering the Future | 3 PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing Southwest United States. Our Business Our Energy Resources $20B Consolidated Assets Legend We operate the Palo Verde Generating Station, the nation’s largest producer of carbon-free energy Arizona’s largest and longest- serving electric company, providing affordable and reliable electricity for approximately 1.3M customers Pinnacle West operates Arizona Public Service Company (“APS”), our principle subsidiary

Powering the Future | 4 • Joined APS in 1980 • Promoted to President and COO, January 2020 • Responsible for customer service, T&D, non-nuclear generation, resource management, environmental, supply chain, external communications and corporate development Maria Lacal Executive Vice President and Chief Nuclear Officer, APS • Joined APS as VP Operations Support in 2007 from Florida Power and Light Company • Responsible for all-nuclear related activities associated with Palo Verde Generating Station including nuclear assurance division, employee concerns and safety culture programs SENIOR MANAGEMENT TEAM We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment Ted Geisler Senior Vice President and Chief Financial Officer, Pinnacle West & APS • Joined APS in 2001 • Promoted to SVP and CFO, January 2020 • Responsible for financial and technology functions, including finance and treasury, investor relations, enterprise-wide technology applications and infrastructure Jim Hatfield Executive Vice President, Chief Administrative Officer and Treasurer, Pinnacle West & APS • Joined as SVP and CFO in 2008 from OGE Energy Corp. • Promoted to EVP and CAO in January 2020 • Responsible for corporate functions including tax, audit and strategy • 40+ years of financial experience in the utility and energy business Jeff Guldner Chairman of the Board, President and Chief Executive Officer, Pinnacle West and Chairman and Chief Executive Officer, APS • Joined APS in 2004 from Snell & Wilmer • Promoted to President in 2018 • Elected to Pinnacle West Board and named Chairman, CEO in 2019 • Significant experience in public utility and energy law and regulation Daniel Froetscher President and Chief Operating Officer, APS “We have strategically selected successors for our management team who we believe will lead our company successfully into the future with continued strong and sustainable performance.” Kathy Munro, Lead Director

Powering the Future | 5 BUILDING A SUSTAINABLE FUTURE We are working to meet business needs with practices that balance a healthy environment, a vibrant economy and strong communities for future generations Building a clean energy future with our goal to deliver 100% clean, carbon-free energy to customers by 2050 Clean 1,920MW of renewables capacity Delivering affordable energy for the benefit of the customers and communities we serve Affordable Over the past 25 years, our residential rates have increased BELOW THE RATE OF INFLATION Safely and efficiently delivering reliable energy to meet our customers’ needs now and, in the future, Reliable Developing new and innovative solutions to meet the changing needs of our customers Customer Focused APS TAKE CHARGE AZ program is increasing access to charging equipment for electric vehicles 2019 - Best ever SAIFI (System Average Interruption Frequency Index) reliability performance (excluding voluntary and proactive fire mitigation impacts)

Powering the Future | 6 FUTURE FOCUS: CLEAN ENERGY PLAN APS Clean Energy Commitment Clean energy commitments • 100% clean, carbon-free electricity by 2050 • 65% clean energy by 2030 with 45% renewable energy • End APS’s use of coal-fired generation by the end of 2031 A clean economic future • Meet our responsibility to power Arizona and move toward a low- carbon economy • Guided by sound science to advance a healthy environment • Market-driven energy innovation and a strong Arizona economy are critical • Starting from an energy mix that is 50% clean which includes: renewables, energy efficiency and carbon-free, clean energy from Palo Verde Generating Station

Powering the Future | 7 COAL EXIT STRATEGY 2018 2019 2025 2031 Navajo 315 MW Cholla 387 MW by 2025 Remaining 970 MW by 2031 Coal Free Four Corners Power Plant represented less than 8% of our total rate base as of December 31, 2019 Plan to exit coal 7 years earlier than originally projected

Powering the Future | 8 1.6 gigawatts of total solar capacity 520 megawatts utility-scale capacity Innovative distributed energy projects 114,700 interconnected DG systems Solar accounted for up to 57% of our energy mix in 2019* Solar, storage, EV, microgrids Nationally recognized advanced research Solar R&D, Grid modernization, Storage integration SOLAR LEADER * Maximum contribution during non-summer month in the off-peak window (March 10, 2019).

Powering the Future | 9 • The pilot program will examine the long-term cost-effectiveness of hydrogen production at utility scale and is expected to run from 2020 to 2023. • Idaho National Laboratory will prepare technical & economic feasibility assessment. The assessment will consider regional power prices in order to determine the cost-effectiveness of producing hydrogen using Palo Verde Generating Station electricity. • APS will look at the technical feasibility of electrolysis, a method that splits water into oxygen and hydrogen, and the cost of equipment, principally the electrolyzer. HYDROGEN Palo Verde collaborates on a pilot project to explore the production of hydrogen at Palo Verde Generating Station Palo Verde Xcel Energy Idaho National Laboratory Energy HarborCollaborators Include

Powering the Future | 10 2020 Procurement Activities Storage Contracted • 141 MW located on six APS solar plant sites • Utility owned • Expected in service 2022 Wind Contracted • 20-year PPA for 200 MW of wind resources • Re-power of existing wind facility • Expected in service in 2021 Demand Response Contracted • 5-year term beginning June 1, 2021 • 60 MW year 1 and 75 MW per year after • Up to 18 events per season (June-Sept) Battery RFP • 60 MW of APS-owned battery storage • Located on two APS solar plant sites • To be in service no later than June 1, 2023 All-Source RFP • 600-800 MW renewable energy • 400-600 MW peaking capacity • May be utility owned or PPA • To be in service in 2023 and 2024 RESOURCE PLANNING

Powering the Future | 11 CUSTOMER SUPPORT Customer Outreach Customer Advisory Board • Gathers direct insight from residential customers • Identify customer concerns to shape and co-create solutions COVID-19 Support Customer Support Fund • $6.15 million in funding for residential and small business • $100 residential one-time bill credit with a delinquency of 2 or more months or a limited income customer • $1,000 one-time small business bill credit Disconnect Moratorium Extended • Through December 2020 Expansion of Call Center Hours • 24/7 365 days per year Payment Assistance Crisis Bill Assistance • Provided to limited-income customers • Up to $800 per year to assist with bills • Requesting ACC approval for funding increase to $2.5 million annually with expanded enrollment criteria Energy Support Program • 25% discount on monthly bill for qualifying limited income customers • Currently funded at $48 million annually • 24% enrollment increase during 2019

Powering the Future | 12 CUSTOMER SUPPORT Pro-Forma Billing • On-bill rate plan analysis showing customers lowest cost plan, current month savings, and cumulative 12-month savings Payment Strategy • New payment options such as PayPal and Venmo APS Marketplace • Online tool informing customers about energy efficiency appliances and products to reduce energy use • Provide customers with an easy way to compare products, read reviews, compare efficiency scores and enroll in APS programs Digital Engagement Focus • Improved functionality and experience on aps.com • Expand customer affordability by engaging more customers in digital channels Bill Redesign • Redesign, simplify and enhance customer bill • Rooted in customer research and insight to improve customer bill experience • Provides right level of detail, delivered in channel of choice (print, aps.com, mobile)

CUSTOMER PROGRAMS

Demand Response (DR) Programs

Cool Rewards
- **18,182** connected smart thermostats
- Reduced peak demand **up to 42 MW**

Storage Rewards
- **33** Residential and **3** commercial battery systems

Reserve Rewards
- **226** grid interactive water heaters

Program Awards

- Smart Electric Power Alliance's 2019 **Innovative Partner of the Year Award** (with EnergyHub)
- Alliance of Energy Service Professionals' 2020 **Energy Award for Outstanding Achievement** in the category of Emerging Tools & Technologies
- Peak Load Management Association's Program **Pacesetter Award** (with EnergyHub)

Energy Efficiency Program Offerings

Proposed programs:

- Subscription rate pilot offering **rate-optimized smart thermostats** to influence energy use patterns
- **EV-ready pre-wiring**, connected water heating and induction cooking in the Residential New Construction program
- **Solutions for Business** energy education and training, access to qualified trade allies, and rebates for technology


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Powering the Future | 14 AVERAGE MONTHLY APS BILL Since 2018, changes to adjustors have lowered the average residential customer’s bill $10.95 (7.31% lower)

Powering the Future | 15 COST MANAGEMENT Over 15-year period, APS has experienced a steady level of customer growth while increasing operating efficiently.

Powering the Future | 16 ECONOMIC INDICATORS Amazon announced 13 new sites and 3,000 new jobs coming to the Valley 1 Single Family & Multifamily Housing Permits Maricopa County Maricopa housing permits increased over 30% year-over-year for July-August 2 Phoenix continues to be a popular migration destination – “Valley homebuilders can't build fast enough” 3 0 10,000 20,000 30,000 40,000 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Single Family Multifamily Projected -15% -10% -5% 0% 5% Jan-18 Jan-19 Jan-20 U.S. Phoenix Monthly Year-over-Year Employment Growth Ending August 2020 1 Phoenix Business Journal. August 21, 2020 2 Data pulled from census.gov 3 Phoenix Business Journal. Sept 29, 2020

PINNACLE WEST
CAPITAL CORPORATION

ECONOMIC DEVELOPMENT

FUTURE EXPANSIONS

- **Microsoft** is constructing all three of its new mega data centers in the West Valley. These datacenters are projected to create 100 permanent jobs and 1,000 construction jobs.
- **Stream Data Centers** has launched a 418,000 sq ft facility in the West Valley. At full build, the entire campus will support up to 200MW of load.
- **Stack Infrastructure** plans to build a 1 million-square-foot data center on 79 acres in the West Valley less than half a mile from one of Microsoft's data centers.
- **White Claw/Mark Anthony Brewing Inc.** announced plans to build a 916,000-square-foot facility co-located next to Red Bull in Glendale creating an estimated 200 jobs.
- **Red Bull** announced a 700,000-square-foot distribution center, in addition to the 700,000 square foot facility announced in 2019, adding an estimated 115 new jobs and an additional $84 million in capital investment.

OUR APPROACH FOCUSES ON FOUR MAIN AREAS

Business Attraction & Expansion - constructive engagement with economic development community partners and timely, strategic engagement with economic development prospects, site selectors, and local developers

Community Development - provide financial and strategic economic development support in both rural and metro communities

Entrepreneurial Support - advance the entrepreneurial ecosystem by supporting the strategies of organizations that are making an impact, whether through job creation, capital raised, quality programming or helping to change the perception of the region

Infrastructure Support - drive commercial real estate development by working closely with developers and the Arizona State Land Department to make large commercial land parcels "shovel ready"

What others are saying:

- Census report ranks Arizona 3rd in percentage growth rate; AZ Business Magazine, Jan. 2, 2020
- Arizona gaining as top state for newcomers, study says; Arizona Republic, Jan. 2, 2020

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Powering the Future | 18 APPENDIX

WELL-FUNDED PENSION AND HEALTHY LIQUIDITY • $1.2 billion revolver capacity • $600 million 30-year 3.35% APS senior unsecured notes issued May 2020 • $500 million 5-year 1.30% PNW senior unsecured notes issued June 2020 • $105 million reopener of 2.6% APS notes due 2029 issued November 2020 • $400 million 30-year 2.65% APS green bonds issued September 2020 • All PNW debt maturing in 2020 was repaid in June 2020 • $150 million of APS debt repaid in January 2020 • $200 million APS Term Loan repaid in May 2020 90% 97% 102% YE 2018 YE 2019 9/30/2020 • Liability driven investment strategy helps reduce funded status volatility • Approximately 65% of the pension portfolio is in fixed income assets • Hedge 100% of interest rate volatility using Treasury futures contracts Liquidity and Financing ActivityPension Funded Status Powering the Future | 19

0 250 500 750 1,000 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 APS Long-Term Debt PNW Long-Term Debt ($MM) LONG-TERM DEBT MATURITY PROFILE Powering the Future | 20

CREDIT RATINGS AND METRICS Source: Standard & Poor’s APS Pinnacle West Corporate Credit Ratings1 Moody’s A2 A3 S&P A- A- Fitch A- A- Senior Unsecured1 Moody’s A2 A3 S&P A- BBB+ Fitch A A- S&P rates the outlooks for APS and Pinnacle West as Stable. Fitch & Moody’s rate the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. 2017 2018 2019 APS FFO / Debt 29.4% 24.5% 22.5% FFO / Interest 7.5x 6.5x 6.4x Debt / Capitalization 46.8% 47.0% 47.7% Pinnacle West FFO / Debt 26.4% 22.1% 19.5% FFO / Interest 7.1x 6.2x 5.9x Debt / Capitalization 50.0% 51.4% 52.1% Powering the Future | 21

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $7.7 $8.6 $10.7 $1.6 $1.7 $2.3 2018 2019 2020 2021 2022 APS Rate Base Growth Year-End ACC FERC Total Approved Rate Base ACC FERC Rate Effective Date 8/19/2017 6/1/2020 Test Year Ended 12/31/20151, 2 12/31/2019 Rate Base $6.8B $1.7B Equity Layer 55.8% 53% Allowed ROE 10.0% 10.75% 1 Adjusted to include post test-year plant in service through 12/31/2016 2 On 10/31/19 APS filed an ACC general rate case with a proposed $8.9B rate base for an adjusted test year ended 6/30/19 80% 20% Generation & Distribution Transmission Long-term Rate Base Guidance: 6-7% Average Annual Growth Projected Rate base $ in billions, rounded Powering the Future | 22

OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages 795 859 808 830-840 63 74 48 40 - 50 $858 $933 $856 $870 - $890 2017 2018 2019 2020E PNW Consolidated ex RES/DSM Planned Fleet Outages 1 Excludes RES/DSM of $91 million in 2017, $104 million in 2018, $86 million in 2019, and $70 million in 2020E. $ in millions 1 Powering the Future | 23

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and our transition to a cleaner generation mix $137 $170 $185 $115 $521 $588 $444 $446 $179 $173 $201 $205 $168 $141 $613 $794 $27 39 $53 $44 $14 $185 $152 $154 $121 $1,231 $1,263 $1,650 $1,725 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2019 2020 2021 2022 Traditional Generation Ocotillo Environmental Clean Generation Transmission Distribution Other • 2020 – 2022 as disclosed in the 2020 Third Quarter Form 10-Q. 1 Ocotillo Modernization Project: Units in service second quarter 2019. 1 $ in millions PROJECTED Powering the Future | 24

ENERGY STORAGE CONTRIBUTION TO RELIABILITY 12 13 14 15 16 17 18 19 20 21 22 23 24 5+ Hour Storage 9500 9000 8500 8000 7500 7000 6500 6000 5500 5000 M W Gas CC 1 2 3 4 5 6 7 8 9 101112131415161718192021222324 Wind Gas CT Storage Discharge Solar Storage Charge 4 Hour Storage 3 Hour • System reliability can be maintained by installing longer duration energy storage • Energy storage helps minimize the need for additional gas resources and allows for higher renewable utilization • Plan includes over 300 MW/year of energy storage from 2022 through 2030 Increasing storage duration required to maintain reliability Powering the Future | 25

CUMULATIVE PEAK CAPACITY NEEDS THROUGH 2028 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2020 2021 2022 2023 2024 2025 2026 2027 2028 M W PAC Exchange (480MW) expires CH 1 & 3 retirement (387MW) Merchant CC Toll (565MW) expires Merchant CC Toll (570MW) expires Merchant CC Toll (465 MW) expires Large resource needs resulting from load growth, data centers and contract roll-offs Powering the Future | 26

RESIDENTIAL PV APPLICATIONS1 1 Monthly data equals applications received minus cancelled applications. As of October 31, 2020, approximately 115,900 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 949 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site but are not included in the chart above. 133 151 133 122 113 2016 2017 2018 2019 2020 Residential DG (MWdc) Annual Additions Powering the Future | 27 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 Applications 2018 Applications 2019 Applications 2020 Applications

ARIZONA CORPORATION COMMISSION Terms to January 2023 Other State Officials ACC Executive Director – Matthew Neubert RUCO Director – Jorge “Jordy” Fuentes Terms to January 2025 Justin Olson (R) Sandra Kennedy (D) Lea Márquez Peterson (R) Powering the Future | 28 Anna Tovar (D) James O’Connor (R)

2020 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Effective: Feb 1 Lost Fixed Cost Recovery: E-01345A-16-0036 Filed: Feb 14 Effective: May 1 Transmission Cost Adjustor: E-01345A-16-0036 Filed: May 15 Effective: Jun 1 2020 DSM/EE Implementation Plan: E-01345A-19- 0148 Amended Plan Filed: May 15 Approved: Sept 23 2020 RES Implementation Plan: E-01345A-19-0088 Approved: Sept 23 2019 Rate Case: E-01345A-19-0236 Resource Planning and Procurement: E-00000V-19- 0034 IRP Filed: Jun 26 Resource Comparison Proxy (RCP): E-01345A-20-0113 Filed: May 1 Approved: Sept 23 Effective: Oct 2021 Possible Modification to Commission’s Energy Rules: RU- 00000A-18-0284 Workshops Mar 10, 11 Open Meeting: July 30, Sept 24 Open Meeting: Oct 14, 29, Nov 13 Modification to Retail Competition Rules: RE-00000A- 18-0405 Workshops Feb 25, 26 Proposed Termination of Service Rule Modifications: RU- 00000A-19-0132 Workshop Jan 30 Powering the Future | 29

SUMMARY OF RATE CASE INTERVENOR RECOMMENDATIONS APS (Rebuttal) ACC Staff (Surrebuttal) RUCO (Surrebuttal) Total Revenue Increase (Base Rate and Adjustors) ($MM) $169 5.1% $59.8 1.8% ($50.0) (1.5%) Base Rate Increase ($MM) $40 ($55.2) ($165.0) ROE 10.00% 9.40% 8.70% Return on Fair Value Increment 0.80% Alt 1: 0.00% Alt 2: 0.30% (Alt 2 recommended) 0.00% Weighted Average Cost of Capital / Rate of Return on FVRB 7.33% / 5.51% 7.00% / 5.14% 6.62% / 4.68% Base Fuel Rate (¢/kWh) 3.1451 3.1451 Not addressed Post-Test Year Plant 12 Months 12 Months 12 months, reduces amount by over 20% SCRs and Deferral Include both Include both Disallow both, pending further review OMP and Deferral Include both Include both Include both Capital Structure 54.7%/45.3% 54.7%/45.3% 54.7%/45.3% Powering the Future | 30

2019 RATE CASE REBUTTAL TESTIMONY Powering the Future | 31 Filed November 6, 2020 Docket Number: E-01345A-19-0236 Additional details, including filing, can be found at http://www.pinnaclewest.com/investors Rebuttal Testimony Highlights Advanced Energy Mechanism (AEM) - Recover clean energy investments - Could replace the Demand-Side Management Adjustment Clause, Renewable Energy Standard surcharge and Lost Fixed Cost Recovery mechanism by combining into one adjustor mechanism Coal Community Transition (Four Corners) - $100M over 10 years for a sustainable transition to a post-coal economy; funded by customers $1.25M over 5 years to fund an economic development organization; shareholder funded - $10M over 10 years to facilitate electrification of the Navajo Nation; funded equally by customers and shareholders - $2.5M per year in transmission revenue sharing starting after plant closure through 2038; shareholder funded • RFPs to solicit 600 MW of renewable energy to be sited on or near the Navajo Nation, projects pending ACC approval Revenue Requirement Increase - $169 million; reduction of $15 million from original request of $184 million ROE / Fair Value Increment - 10% and 0.8% (reflects current authorized amounts) Rate Design - Simplify with 3 rate options for non-solar customers (Flat, TOU, TOU with Demand) Customer Outreach - Formal, data/research driven customer experience strategy - Internal customer experience council and annual customer improvement workplans - Voice of the Customer program to capture customer research and insights

APS REBUTTAL TESTIMONY KEY FINANCIALS Test year ended June 30, 2019 Total Rate Base - Adjusted $11.2 Billion ACC Rate Base - Adjusted $8.9 Billion Allowed Return on Equity 10.0% Capital Structure Long-term debt 45.3% Common equity 54.7% Base Fuel Rate (¢/kWh) 3.1451 Post-test year plant period 12 months Powering the Future | 32 Overview of Rate Increase ($ in Millions) Total stated base rate increase (inclusive of existing adjustor transfers) $ 41 1.2% Plus: Transfer to base rates of various adjustors already in effect $ 115 3.5% Plus: Coal Community Transition funding through the AEM $ 13 0.4% Net Customer Bill Impact $ 169 5.1%

Powering the Future | 33 APS REBUTTAL TESTIMONY - REVENUE REQUIREMENT Customer Bill Impact = Net Base Rate Increase + Net Adjustor Changes Dollars (millions) Bill Impact Total Revenue Deficiency in APS’s Application $184 5.6% Base Rate Changes Net adjustments $(28) -0.9% TEAM $(119) -3.6% All other adjustor mechanisms $4 0.1% Rebuttal Net Base Rate Request $41 1.2% Adjustor Changes Removal of TEAM credit $119 3.6% Transfer of all other adjustor mechanisms to base rates $(4) -0.1% Advanced Energy Mechanism $13 0.4% Net Adjustor Mechanism Changes $128 3.9% Total Rebuttal Revenue Requirement Increase and Bill Impact $169 5.1%

APS RATE CASE PROCEDURAL SCHEDULE Arizona Public Service Company Docket # E-01345A-19-0236 Application Filed October 31, 2019 Staff/Intervenor Direct Testimony (October 2, 2020) Staff/Intervenor Direct Testimony (Rate Design) (October 9, 2020) APS Rebuttal Testimony (November 6, 2020) Staff/Intervenor Surrebuttal Testimony (December 4, 2020) APS Rejoinder Testimony (December 22, 2020) Hearing Commences (January 14, 2021) Powering the Future | 34

PURCHASED POWER CONTRACTS

	Contract	Location	Owner/Developer	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	Abengoa	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	Duke Energy Gen Svcs	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	SunEdison	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	SunEdison	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	PSEG	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	Recurrent Energy	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	Ingifen Asset Mgmt	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	Foresight / EME	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	NextEra Energy	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	Cal Energy	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	Novo Power	IO	Sep-2005	2008	15	14
BIOGAS 6 MW	Glendale Landfill	Glendale, AZ	Glendale Energy LLC	IO	Jul-2008	2010	20	3
	NW Regional Landfill	Surprise, AZ	Waste Management	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	PacifiCorp Seasonal Power Exchange	-	PacifiCorp	IO	Sep-1990	1991	30	480
	Not Disclosed	Not Disclosed	Not Disclosed	IO	May-2009	2010	10	60
CONVENTIONAL TOLLING 1,695 MW	CC Tolling	Not Disclosed	Not Disclosed	IO	Aug-2007	2010	10	560
	CC Tolling	Arlington, AZ	Arlington Valley	IO	Dec-2016	2020	6	565
	CC Tolling	Not Disclosed	Not Disclosed	IO	Dec - 2017	2020	7	570
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	Not Disclosed	IO	Sep-2008	2010	15	25
SOLAR PLUS BATTERY STORAGE 50 MW	Solar Plus Battery Storage	Arlington, AZ	First Solar	UD	Feb – 2018	2021	15	50
	Total Contracted Capacity							2,939 MW

* As disclosed in 2019 Form 10-K.

[1] UD = Under Development; UC = Under Construction; IO = In Operation

PINNACLE WEST CAPITAL CORPORATION

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